ACTIVA


Annual Report
December 31, 2001



ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Chase & Co.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management, Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate
   Capital Management

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.


LOGO: Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                           Page

SHAREHOLDER LETTER                                                            1

ACTIVA MONEY MARKET FUND                                                      2

ACTIVA INTERMEDIATE BOND FUND                                                 3

ACTIVA VALUE FUND                                                             5

ACTIVA GROWTH FUND                                                            7

ACTIVA INTERNATIONAL FUND                                                    10



ACTIVA Officers and Trutees of the Fund                                      12



SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                  14

   Activa Intermediate Bond Fund                                             15

   Activa Value Fund                                                         18

   Activa Growth Fund                                                        24

   Activa International Fund                                                 27




                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           33

STATEMENT OF OPERATIONS                                                       34

STATEMENT OF CHANGES IN NET ASSETS                                            35

NOTES TO FINANCIAL STATEMENTS                                                 37



FINANCIAL HIGHLIGHTS                                                          42

INDEPENDENT AUDITORS' REPORT                                                  45



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670

WWW.ACTIVAFUNDS.COM

ANNUAL REPORT



DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report to Shareholders for the Acitva Mutual Funds for the period ending December 31, 2001. The following pages include the sub-advisers' management discussions and performance review for the Funds.

During the second half of 2001 the slowing economy finally moved into a recession. The economic slowdown had begun even before the terrorist attacks of September 11th, as illustrated by falling corporate profits, job cuts, over capacity in the tech sector and a slump among manufacturing. The unprecedented events of September 11th closed the U.S. Stock markets for four days, their longest interruption since World War I. The market interruption lead to sharp sell-offs during the third quarter, although the markets ended the year higher than their value on September 10.

For the second consecutive year the U.S. equity markets posted negative returns for the first time since 1973-74. The Nasdaq reported a negative 21% for 2001, a year after posting its largest negative return of -39%. The Standard & Poors 500 Index and the Dow Jones Industrial Average were also down, falling more than 11.9% and 7% respectively. The international equity markets also experienced a volatile year with the MSCI EAFE down over 22%. Again a slowdown in the global economy that had begun prior to September 11th, and confined mostly to international business spending, spread to the world economy and helped to fuel negative returns. The Federal Reserve implemented significant rate reductions during the year resulting in the largest decline in Fed Funds rates since 1958. Despite these reductions the 30-year treasury yield ended the year unchanged. The rate reduction and economic recession helped to make 2001 the second year most investors would have fared better in fixed income securities.

While the long-term effects of September 11th are not yet known, many analysts believe that the economy will slowly come out of the recession during the first two quarters of 2002. Continued success in the war on terrorism and encouraging economic reports should help to move the markets in a positive direction.

There were some bright spots during 2001. The first high note came from the 2001 tax law changes. The new tax law increased the contribution limits on several Individual Retirement Accounts. Both Traditional and Roth IRA annual contribution limits for 2002 are now $3,000, an increase of $1,000 over previous years. Also, if you are over 50 years of age you can contribute an additional $500, making your possible annual IRA contribution a total of $3,500. Contribution limits will grow over time to be, in 2008, $5,000 for younger workers and $6,000 for those workers over 50. The tax law has also made a significant contribution increase for Education IRAs. You may now invest $2,000 annually to Education IRAs, up from $500 in 2001. Activa offers you several retirement accounts including Traditional, Roth and Educational IRAs. Call us at
(800) 346-2670 to receive more information.

Another positive sign came from mutual fund investors who continued to invest in funds throughout the downturn in the market, ending 2001 as a record year for new business. Money market funds were the primary beneficiary of this new money, even with interest rates at miniscule levels, as investors continued to look for low risk alternatives after September 11th. Stock and bond funds also had net inflows during 2001 with bond funds close to doubling the inflows of 2000.

The Activa Funds were designed to provide for a well-diversified portfolio within one fund family. Our professional investment managers use a disciplined approach to managing the portfolios using extensive valuation measures. Please visit our website at www.activafunds.com to read more about the Investment Managers of the Funds, and how you can develop a diversified portfolio using the Activa Funds.

We here at Activa Funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.



Sincerely,


/s/ James J. Rosloniec

James J. Rosloniec
President



                                             ACTIVA Mutual Funds Annual Report 1

ACTIVA Money Market Fund-- JP Morgan Chase & Co.

The last year can be defined as a period of unfolding economic weakness, with an aggressive Federal Reserve easing program, very low inflation and general corporate retrenchment. The whole year was eclipsed by the events of September 11.

As the first half of 2001 came to a close, more bad economic news emerged as the corporate and industrial sectors retrenched on weaker earnings reports. Labor shedding became a theme. June ended with rates 125 basis points below where they started the year. Also of note during this period, Washington acted more aggressively than expected to provide fiscal stimulus.

There is little doubt that the defining issue of the past six months was the September 11th terrorist attacks. The attacks shocked the fixed income and equity markets and materially changed the business outlook for several quarters and perhaps longer. The U.S. economy was quite weak even before the attacks. As a consequence of the deep cutbacks in capital spending and the sharp inventory correction, Gross Domestic Product growth had been steadily losing momentum for the past year. Pre-attack, increasing economic risk had been developing particularly in the areas of corporate earnings, labor markets deterioration, and waning consumer confidence.

Despite all the signs of weakness in the business sector overall, the consumer sector had been the primary source of strength. However, the disaster in September has dramatically altered consumer psychology and investor confidence. Specifically, consumer sentiment indices plummeted. In combination with the increasing layoff announcements and the continuing negative wealth effect of the falling stock markets, we believe that the consumer retrenched, causing a recession.

In November, the positive news on the war in Afghanistan and the equity market's good performance caused fears in the bond market that bond prices would fall, causing one of the sharpest increases in market rates of the last decade. Reversing course by month end, bond prices rose on a mixture of bullish Fed comments, less encouraging economic data, and the news of Enron's collapse. December followed with a flurry of unexpectedly positive economic reports making it increasingly look like the economy may be close to ending its contractionary phase.

The Activa Money Market Fund returned 3.66% for the year ending December 31, 2001 versus the Donoghue Money Market Index return of 3.70%. We used six-month paper to extend the weighted average maturity of your portfolio to 48-50 days during the first quarter. As evidence of a bottoming in economic activity arose, we restructured your portfolio, taking a more barbelled, rather than a laddered approach, by purchasing 1-month and 1-year securities. We added the longer duration securities to take advantage of the steepness in the LIBOR curve. Because the front end of the curve for the first time in 2001 offered higher yields than the Fed Funds rate, we were able to invest in securities that added incremental yield to the portfolio.

During the third quarter, we extended the weighted average maturity of your portfolio through the purchase of 1-month, 3-month, and 6-month paper. The lack of supply in floating rate notes hindered our efforts to add to our allocation in this sector. During the fourth quarter, we purchased 3-month, 4-month, and 1-year paper to maintain a slightly longer weighted average maturity. We altered course slightly in December to maintain liquidity over year-end. This resulted in an overall shortening of the weighted average maturity.

The current recession is largely the result of an over investment cycle during the late 1990s into early 2000. We think the economy may begin to grow gradually during the first quarter of 2002, in response to lower inventories, some previously legislated fiscal stimulus, and a deceleration of the capital spending cutbacks. We expect growth to continue in the second quarter, as capital spending stabilizes and labor shedding ends, the latter leading to an expected upturn in consumer spending. Nevertheless, and despite the move to positive growth, the economy should not be robust enough to cause the Fed to raise interest rates before the third quarter. In fact, they may have to ease further in the first quarter should economic data continue on the soft side. As a result, we will tactically continue to add floating rate notes and target a weighted average maturity of 45 days for the portfolio.



2 ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

The year 2001 was marked by the significant reduction in the Federal Funds rate which has fallen from 6.50% to 1.75%. Despite the Fed's rate cuts, a majority of the yield curve impact occurred in the shorter yields as the 2-year treasury yield declined from 5.09% on December 31, 2000 to 3.02% on December 31, 2001 while the 30-year treasury yield ended the year unchanged at 5.46%. However, the rate reduction coupled with a recessionary economic environment contributed to a positive absolute and relative total return for the Activa Intermediate Bond Fund.

The U.S. economy slowed significantly during 2001. The consensus GDP growth is expected to show the US economy grew approximately 1% for the year 2001 versus 4.1% for the year 2000. The U.S. is believed to have entered an economic recession during 2001. The economy is expected to emerge from recession in the first half of 2002 as a result of the lower interest rate environment.

The Activa Intermediate Bond Fund returned 8.49% for the year ending December 31, 2001, slightly ahead of the Lehman Brothers Aggregate Bond Index return of 8.42%. For the same twelve-month period, the corporate sector returned 10.81%. The second best performing sector was the asset-backed sector with a 9.81% return. The mortgage, agency and treasury sectors returned 8.22%, 8.31% and 6.75% respectively. The Fund held overweight positions in the corporate and asset-backed sectors, while holding an underweight position in the treasury sector. These sector weights helped the performance of the fund in 2001. We believe the relative yield premiums offered by these sectors remain attractive and present attractive total return opportunities. We anticipate maintaining the current posture as we enter 2002. As of December 31, 2001, the fund had a duration of approximately 4.6 years, which was comparable to the 4.5 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

In our view, the economy appears to be near the bottom of the current cycle. However, uncertainty remains as to the extent, if any, of the economic recovery. The Federal Reserve Board policy is expected to attempt to stimulate the economy through additional interest rate cuts.

We believe the second half of 2002 will continue to present challenges for fixed-income portfolios. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.



                                             ACTIVA Mutual Funds Annual Report 3

ACTIVA Intermediate Bond Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2001
--------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Intermediate Bond Fund               8.49%                 8.09%
Lehman Bros. Aggregate Bond**               8.42%                 9.02%





Year-by-Year Performance

           Average Annual Return of the Activa Intermediate Bond Fund

  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                   8/30/99 through 12/31/01: Includes all fees


Line Chart:
Date             Activa Intermediate Bond Fund       Lehman Bros. Aggregate Bond
8/30/99          10000                               10000
1999             10063                               10104
2000             11053                               11279
2001             11991                               12229



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


4 ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund-- Wellington Management Co., LLP

In 2001 the economy headed towards, and finally into, a recession. The Federal Reserve cut rates aggressively over the course of the year to stimulate the US economy, reducing the Federal Funds rate 475 basis points from 6.50% to 1.75% currently. The last time we saw a decline of this magnitude was in 1958. In spite of the stimulus efforts, economic fundamentals deteriorated in the wake of the September 11th terrorist attacks and the US economy was officially deemed to be in recession. This is only the second time since 1973-74 that we have seen back-to-back annual declines in equity returns. Investors in the S&P 500 saw their total return down 11.9% for the year, following a 9.1% drop in 2000.

In spite of this gloomy backdrop, the US equity markets proved resilient in the wake of the 9/11 attacks and there are already more positive signs emerging in the financial markets. Continued success in the war against terrorism coupled with positive outlooks from a diverse set of companies jump-started a rally in US equity markets during the fourth quarter, led by the technology sector. Cyclical stocks also rose markedly from the sharp sell-off in September, as attractive valuations and economic data suggesting a bottoming of the recession pushed shares higher. Seven out of the ten S&P 500/MSCI economic sectors posted positive returns in December, with Energy (+5.3%) and Industrials (+4.5%) showing the strongest performance.

The Activa Value Fund returned -7.05% for the 12 month period ended December 31, 2001 versus the -5.6% return for the Russell 1000 Value Index. While the Fund underperformed the benchmark in 2001, longer-term performance remains favorable with the Fund still 235 basis points ahead of the benchmark since Wellington Management assumed sub-advisory responsibilities on December 31, 1999.

The Fund's investment approach uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries. The Fund does not make significant sector bets. Instead, industry weights are kept similar to those of the Russell 1000 Index. Stock selection during the year was strongest within the Financials and Industrial sectors, particularly in the Banks and Capital Goods areas. Conversely, stock selection detracted from benchmark-relative results within the Utilities, Telecommunications, and Health Care Equipment and Services sectors.

While economic weakness may linger for a few months, we believe the bottom of this recession seems very near. The combination of monetary and fiscal stimulus, falling energy bills, and more stable financial markets gives us confidence that recovery will emerge by mid-2002. We forecast annual average real GDP growth of just 0.7% for 2002, but the economy should be growing at an annual rate near 3% by year-end. In this environment, inflation will head lower. While the Federal Reserve may soon be through cutting short-term interest rates, it will be some time before they contemplate tightening monetary policy.

Though we still need to acknowledge the geopolitical risks that confront the world post-September 11th, we are optimistic that the US economy and financial markets can weather the uncertainties. Our conviction in an improving US economy has risen since last quarter, and we are now more confident that a moderate economic recovery will begin to show signs by mid-2002.



                                             ACTIVA Mutual Funds Annual Report 5

ACTIVA Value Fund continued

                                     Average Annual Total Return*
                                   Periods ended December 31, 2001
--------------------------------------------------------------------------------

                            One Year           Five Year           Ten Year
Activa Value Fund**          -7.05%              5.90%                8.57%
Russell 1000 Value***        -5.59%             11.13%               14.16%
S&P 500****                 -11.90%             10.70%               12.93%

Line Chart:
Year-by-Year Performance

                 Average Annual Return of the Activa Value Fund

   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/91 through 12/31/01: Includes all fees

Date             Activa Value Fund           Russell 1000 Value          S&P 500
1992             9873                        11381                       10762
1993             10944                       13443                       11845
1994             10302                       13176                       12001
1995             13449                       18229                       16505
1996             16566                       22173                       20295
1997             23708                       29974                       27065
1998             29071                       34659                       34805
1999             27127                       37206                       42128
2000             30876                       39814                       38295
2001             28699                       37589                       33738



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3% , based upon amount of shares purchased. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


6 ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund -- State Street Research & Management Company

In 2001, U.S. equity markets posted their second consecutive year of negative returns for the first time since 1973-74. As the year progressed, interest-rate reductions, a tax cut, lower oil prices and tumbling mortgage rates all did surprisingly little for the slumping economy, leading to the first recession in the U.S. in a decade. Valuations contracted as the outlook for corporate earnings turned sharply negative.

The September 11 terrorist attacks sparked a sharp sell-off following a suspension in stock trading for four business days. This was the market's first sustained closure since the Depression-era banking crisis forced a nine-day closure of the NY Stock Exchange in 1933. At its Sept. 21st low, the Dow was down 29.7% from the record it had set in January 2000, marking the Dow's first bear market since 1990.

The U.S. equity market posted positive second-quarter returns. After several quarters of sharply lagging value indices, growth indices outperformed in the second quarter. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index 8.4% versus 4.9% in the quarter. Technology's higher index weighting was the largest contributor to the Russell 1000 Growth Index's second quarter outperformance.

The third quarter will always be remembered for the events of September 11, but it is also true that the U.S. equity market had already declined significantly before that date. Responding to weakening economic news, the overall stock market, as measured the Russell 3000, had already declined -11% from June 30 to September 10. The Russell 3000 fell -5% on September 17, the first day of trading after the attack and -12% in the first five trading days after the attack, then rallied in the final week of the month, finishing the quarter down -15.6%. This was the market's worst quarterly return since the fourth quarter of 1987 and, before that, the third quarter of 1974. Value handily outperformed Growth in the third quarter as Technology, which had outperformed in the second quarter, collapsed in the third.

U.S. equity markets staged a broad rally in the fourth quarter, responding to lower short-term interest rates, expectations of a strengthening economy, and military success in Afghanistan. While most indices did not recover to their June 30 levels, all ended the year higher than they were on September 10. Technology continued to dominate market return patterns: having collapsed in the third quarter, the sector led the fourth quarter rebound. In other sectors, cyclical groups generally outperformed defensive groups. After a -19.4% third quarter decline, the Russell 1000 Growth Index returned 15.1% in the fourth quarter; for a full-year return of -20.4%.

The Activa Growth Fund returned -23.63%, lagging the S&P 500 and Russell 1000 Growth indices, which returned -11.90% and -20.43%, respectively. Our sector weighting strategy modestly aided return comparisons in the first quarter, however, unsuccessful security selection decisions--most notably in the Technology sector--resulted in below-index returns. Both an overweight of, and security selection within, Health Care contributed positively in the quarter. Security selection decisions were also successful in the Other Energy (Noble Drilling) and Financial Services (Bank One) sectors.

In the second quarter, portfolio returns modestly outperformed the benchmark primarily as the result of successful stock selection decisions. Sector weighting impacts were neutral overall. Stock selection decisions in Technology, Health Care, and Utilities were the largest positive for performance, while our underweight in Technology and unsuccessful stock selection in Producer Durables detracted most from returns.

In response to the combination of stock market weakness and an accommodative Fed policy, we had moved the portfolio to a more offensive posture in the second quarter. We sold stocks in defensive sectors and invested in early cycle growth sectors. We entered the third quarter most overweighted in Producer Durables (notably aerospace and telecom equipment) and Consumer Discretionary (notably in media, broadcasting and retail) and underweighted in Consumer Staples and Health Care.

Our shift to a pro-cyclical posture turned out to be premature, however, as the economy continued to weaken. The portfolio had underperformed its benchmark by roughly three percentage points prior to September 11. Our strategy also had the unfortunate effect of making us overweighted in a



                                             ACTIVA Mutual Funds Annual Report 7

ACTIVA Growth Fund continued

number of the industry groups and specific stocks most adversely impacted by the events of September 11. The portfolio underperformed by an additional two percentage points in the next day of trading. The portfolio then modestly outperformed over the remainder of the quarter as some of the immediate market reaction to the attack subsided and as the market reacted to increased fiscal and monetary stimulus.

Sector weighting decisions were the key to below-index fourth quarter returns, as we were penalized for an overweight in Utilities and an underweight in Technology early in the quarter. Underweighting Consumer Staples, on the other hand, helped relative performance. Stock selection results were mixed, as successful stock selection in Health Care, Energy, and Financial Services was offset by underperformance in Technology and Producer Durables.

We continue to pursue a barbell strategy, which combines cyclical growth companies (e.g. media, retail, semiconductors, and property/casualty insurers) whose fundamentals will likely improve, with growth companies exhibiting strong current fundamental strength (e.g. Consumer Staples and pharmaceuticals). This barbell approach should allow clients to benefit from an economic recovery and focus the portfolio on names where we have high conviction for longer-term growth.

We continue to seek companies which are excelling amidst a challenging demand environment and low pricing flexibility. We also continue to shift towards companies which may get an operating leverage boost in earnings or cash flow because of improving economic conditions.

Looking into 2002, signs of an economic recovery are indeed appearing. However, high corporate debt levels weak profitability and a general lack of pricing power argue for a gradual return to positive economic growth as opposed to a more rapid recovery.



8 ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2001
-------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Growth Fund                        -23.63%               -10.39%
S&P 500**                                 -11.90%                -4.66%
Russell 1000 Growth***                    -20.43%                -8.07%

Line Chart:
Year-by-Year Performance

                 Average Annual Return of the Activa Growth Fund

   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/01: Includes all fees

                 Activa Growth Fund     S&P 500         Russell 1000 Growth
8/30/99          10000                  10000           10000
1999             11380                  11173           13316
2000             10136                  10155           10329
2001              7740                   8947            8219



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.


** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


*** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 9

ACTIVA International Fund -- Nicholas Applegate Capital Management

In the first half of the year, the international equity markets were on a roller-coaster ride. Markets overseas continued to be weighed down by now familiar factors: economic and earnings weakness as well as declining technology spending among the world's developed countries. In Japan, weakness in consumer spending and slowing export growth weighed on corporate profits and the stock market. After September 11, a slowdown that had been largely confined to business spending and manufacturing spread through the entire economy. The OECD forecasted that the US economy would grow by 1.1% in 2001 - a marked slowdown from the 4.1% Gross Domestic Product (GDP) expansion in 1999 and 2000. In Europe, the OECD expected GDP for the 12-member eurozone to come in at 1.6% in 2001 while Japanese GDP was expected to shrink 0.7%.

In a policy response to a global economic slowdown, central banks worldwide moved to reduce the level of short-term interest rates to kick-start growth. In Europe, reports of subdued inflation in the region's biggest economies, such as Germany and France, were offset by concerns that the European Central Bank may be behind the curve in cutting short-term interest rates to help boost economic growth. And in Japan, concerns that the government may be slow in implementing much-needed reforms to revive the economy continued to send equities lower.

In 2001, the Activa International Equity portfolio was down 28.96%, underperforming the MSCI EAFE benchmark, which fell 22.52% for the year.

Over the course of the year, portfolio underperformance was primarily due to stock selection in Technology, Capital Goods and Retail. Good stock selection and an overweight position in Healthcare offset some of the underperformance. On a country basis, stock selection in South Korea and Denmark - as well as an underweight in Finland helped results. Meanwhile, stock selection in Japan and the UK hurt performance.

Top-performing holdings included Samsung Electronics, a South-Korea based manufacturing conglomerate; Bombardier, a designer, manufacturer and distributor of transportation equipment headquartered in Toronto; and Suncor Energy, a producer of crude oil and natural gas. Another strong performer, Marks & Spencer, a UK retailer, benefited from one of the United Kingdom's best holiday seasons in decades.

A number of factors inspire an improved outlook for the international markets in 2002. Aggressive monetary action on behalf of policymakers worldwide should spur economic recovery. We believe that improvement in the US from additional fiscal stimulus, encouraging economic reports and easier year-over-year earnings comparisons in 2002 will help drive international stocks. As always, we continue to apply our proven stock selection process centered on positive, sustainable change to unearth attractive opportunities for capital appreciation in the international equity markets.


10 ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued

                                                Average Annual Total Return*
                                              Periods ended December 31, 2001
--------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa International Fund                 -28.96%               -11.39%
MSCI EAFE**                               -22.52%                -9.71%
S&P 500***                                -11.90%                -4.66%

Line Chart:
Year-by-Year Performance

             Average Annual Return of the Activa International Fund

   Growth of an assumed $10,000 investment in Activa International Fund from
                  8/30/99 through 12/31/01: Includes all fees



           MSCI EAFE                      S&P 500     Activa International Fund
8/30/99    10000                           10000       10000
1999       11823                           11173       14200
2000       10173                           10155       10605
2001        7882                            8947        7534


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** THE MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                            ACTIVA Mutual Funds Annual Report 11

ACTIVA Officers and Trustees of the Fund
The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following is the Officers and Trustees of the Fund or the Advisor or both, together with their principal occupation during the past five years and their compensation as Trustee:

                                                                                                             Number of
                                                                                                             Portfolios     Other
                                                                                                               in Fund    Director-
                                                              Term of                                          Complex      ships
         Name and                                             Office/Length   Principal Occupation           Overseen by   Held By
         Address           Age    Office Held                 of Time Served  Last Five Years                  Director    Director
-----------------------------------------------------------------------------------------------------------------------------------
Allan D. Engel*            50     Trustee, Vice President,    Perpetual / 21  Vice President, Real Estate          5        None
2905 Lucerne SE,                  Secretary and                               Operations and Secretary -Activa
Suite 200                         Assistant Treasurer of                      Holdings Corp. Formerly, Sr.
Grand Rapids, Michigan            the Fund; President,                        Manager, Investments and Real
49546                             and Secretary of the                        Estate, Amway Corporation.
                                  Investment Adviser.                         Director, President and Secretary
                                                                              of Amway Management Company
                                                                              (1981-1999). Trustee, Vice
                                                                              President and Secretary, Amway
                                                                              Mutual Fund (1981- 1999).


James J. Rosloniec*        57     Trustee, President and      Perpetual / 21  President & Chief Operating          5        None
2905 Lucerne SE                   Treasurer of the Fund.                      Officer, JVA Enterprises, LLC.
Suite 200                                                                     President, Chief Executive Officer
Grand Rapids, Michigan                                                        and Director, Activa Holdings Corp.
49546                                                                         Formerly, Vice President-Audit and
                                                                              Control, Amway Corporation (1991-
                                                                              2000). Director, Vice President and
                                                                              Treasurer of Amway Management
                                                                              Company (1984-1999). Trustee,
                                                                              President and Treasurer, Amway
                                                                              Mutual Fund, (1981-1999).


Joseph E. Victor, Jr.             Advisory Trustee of the     Perpetual / 1   President & Chief Executive Officer, 5        None
4699 Whipple Ave.                 Fund                                        Marker Net, Inc. (Crown
NW                                                                            Independent Business Owner
Canton, OH 44718                                                              affiliated with Quixtar, Inc.)


Donald H. Johnson          71     Trustee of the Fund         Perpetual / 9   Retired, Former Vice President-      5        None
19017 Vintage                                                                 Treasurer, SPX Corporation
Trace Circle                                                                  (Designs, manufactures and
Fort Myers, Florida                                                           markets products and services for
33912                                                                         the motor vehicle industry.


Walter T. Jones            60     Trustee of the Fund         Perpetual / 10  Retired, Former Senior Vice          5        None
936 Sycamore Ave.                                                             President-Chief Financial Officer,
Holland, Michigan                                                             Prince Corporation
49424


Richard E. Wayman          67     Trustee of the Fund         Perpetual / 4   Retired, Former Finance Director,    5        None
24578 Rutherford                                                              Amway Corporation, 1976 to 1996
Ramona, California
92065


12 ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which is paid by Activa Asset Management LLC pursuant to the Administration Agreement.

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS       COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT PAID TO TRUSTEES
Allan D. Engel*                     $8,000             -0-               -0-            $8,000
Trustee

James J. Rosloniec*                 $8,000             -0-               -0-            $8,000
Trustee

Joseph E. Victor, Jr.               $1,500             -0-               -0-            $1,500
Advisory Trustee

Donald H. Johnson                   $8,000             -0-               -0-            $8,000
Trustee

Walter T. Jones                     $8,000             -0-               -0-            $8,000
Trustee

Richard E. Wayman                   $8,000             -0-               -0-            $8,000
Trustee

* Mssrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of the Investment
     Adviser, Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2001, amounted to $41,500.


                                            ACTIVA Mutual Funds Annual Report 13

ACTIVA Schedule of Investments
MONEY MARKET FUND 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
CERTIFICATES OF DEPOSIT                                                      6.0%
     CREDIT AGRICOLE INDOSUEZ, FRN, 05/23/2002                                             1,000,000       $        999,981
     WESTDEUTSCHE LANDESBANK GIROZENTRA,
       4.30%, 05/01/2002                                                                   1,000,000              1,000,160
     WESTDEUTSCHE LANDESBANK GIROZENTRA,
       3.70%, 01/17/2002                                                                     500,000                500,000
                                                                                                           ----------------
                                                                                                                  2,500,141
                                                                                                           ----------------

COMMERCIAL PAPER                                                            67.0%
     GENERAL ELECTRIC CAPITAL CORP., DPN, 3.63%, 01/22/2002                                1,000,000                997,883
     GENERAL ELECTRIC CAPITAL CORP., DPN, 01/28/2002                                       1,000,000                997,338
     GILLETTE COMPANY, DN, 01/02/2002                                                      1,850,000              1,849,910
     ABB TREASURY CENTRE USA INC., DN, 2.31%,02/13/2002                                    1,750,000              1,745,171
     AMSTEL FUNDING CORPORATION, DN, 2.00%, 05/24/2002                                     1,600,000              1,587,289
     ASPEN FUNDING CORP., DPN, 3.64%, 01/22/2002                                           1,000,000                997,877
     BMW US CAPITAL CORP, DN, 01/02/2002                                                   1,100,000              1,099,945
     COMMERZBANK EUROPE (IRELAND), DN, 1.85%, 03/12/2002                                   1,750,000              1,743,705
     DEN NORSKE BANK, DN, 1.85%, 03/21/2002                                                1,000,000                995,940
     EDISON ASSET SECURITIZATION LLC., DN, 01/02/2002                                      1,056,000              1,055,946
     ENTERPRISE FUNDING CORP., DN, 1.82%, 03/12/2002                                       1,250,000              1,245,576
     GREYHAWK FUNDING LLC, DN, 03/15/2002                                                  1,825,000              1,818,302
     INTERNATIONAL LEASE FINANCE CORP., DN, 2.36%, 01/17/2002                              1,750,000              1,748,164
     LINKS FINANCE CORP., DN, 03/27/2002                                                   1,825,000              1,817,158
     NESTLE CAPITAL CORP., DN, 01/02/2002                                                  1,850,000              1,849,915
     PRUDENTIAL PLC 4(2), DPN, 01/22/2002                                                  1,000,000                997,929
     SHEFFIELD RECEIVABLES CORP., DN, 03/18/2002                                           1,850,000              1,842,931
     STELLAR FUNDING GROUP INC., DN 1.82%, 06/12/2002                                      1,800,000              1,785,258
     MERCK & CO., DN, 02/15/2002                                                           1,800,000              1,795,815
                                                                                                           ----------------
                                                                                                                 27,972,052
                                                                                                           ----------------

FEDERAL HOME LOAN BANK                                                       3.6%
     FEDERAL HOME LOAN BANK, 5.12%, 01/16/2002                                             1,500,000              1,500,869
                                                                                                           ----------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION                                        9.6%
     FANNIE MAE, 3.48%, 01/18/2002, DN                                                     3,000,000              2,995,070
     FEDERAL NATIONAL MORTGAGE ASSOCIATION, DN, 01/24/2002                                 1,000,000                997,783
                                                                                                           ----------------
                                                                                                                  3,992,853
                                                                                                           ----------------

CORPORATE BONDS                                                             13.8%
     BAYER HYPO VEREINSBNK, FRN, 06/28/2002                                                1,000,000                999,842
     CANADIAN IMPERIAL BANK NEW YORK, FRN, 06/11/2002                                      1,000,000                999,956
     MERITA BANK, FRN, 05/21/2002                                                          1,000,000              1,000,000
     CITIGROUP, FRN, 07/12/2002                                                            1,000,000              1,000,000
     HOUSEHOLD BANK FSB, 1.93%, 02/6/2002                                                  1,750,000              1,750,000
                                                                                                           ----------------
                                                                                                                  5,749,798
                                                                                                           ----------------

TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $41,715,713)                                                   $       41,715,713
                                                                                                         ==================


14 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
COMMERCIAL PAPER                                                             1.1%
     QWEST CAPITAL FUNDING, 7.75%, 08/15/2006                                              1,740,000       $      1,790,025
                                                                                                           ----------------

US TREASURY NOTES                                                           10.1%
     US TREASURY NOTE, 6.50%, 11/15/2026                                                   1,250,000              1,371,775
     U.S. TREASURY NOTES, 5.75%, 08/15/2010                                                2,000,000              2,100,140
     U.S. TREASURY NOTES, 6.25%, 02/15/2003                                                4,000,000              4,178,720
     U.S. TREASURY NOTES, 6.875%, 05/15/2006                                               8,000,000              8,818,720
                                                                                                           ----------------
                                                                                                                 16,469,355
                                                                                                           ----------------

US TREASURY BONDS                                                            2.7%
     U.S. TREASURY BONDS, 8.125%, 08/15/2019                                               3,500,000              4,420,115
                                                                                                           ----------------


FEDERAL HOME LOAN MORTGAGE                                                   9.5%
     FREDDIE MAC, 8.00%, 03/01/2030                                                        2,531,764              2,655,187
     FREDDIE MAC, 6.50%, 12/15/2022                                                        2,500,000              2,569,713
     FREDDIE MAC, 6.50%, 03/15/2024                                                        3,000,000              3,068,220
     FREDDIE MAC, 6.50%, 08/15/2024                                                        4,000,000              4,113,360
     FREDDIE MAC, 5.25%, 02/15/2004                                                        3,000,000              3,112,500
                                                                                                           ----------------
                                                                                                                 15,518,980
                                                                                                           ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       21.1%
     FANNIE MAE, 6.625%, 09/15/2009                                                        7,500,000              8,025,000
     FANNIE MAE, 6.50%, 09/25/2023                                                         5,000,000              5,189,975
     FANNIE MAE, 6.50%, 0918/2024                                                          2,800,000              2,882,348
     FANNIE MAE, 6.50%, 09/01/2029                                                         2,024,004              2,033,476
     FANNIE MAE, 6.00%, 04/01/2014                                                         1,110,312              1,120,715
     FANNIE MAE, 6.00%, 02/01/2029                                                         2,804,893              2,763,689
     FANNIE MAE, 6.00%, 01/01/2029                                                         3,964,170              3,905,936
     FANNIE MAE, 6.50%, 03/01/2029                                                         1,765,782              1,775,158
     FANNIE MAE, 6.50%, 03/01/2029                                                         1,911,294              1,921,443
     FANNIE MAE, 6.00%, 04/01/2014                                                         2,040,110              2,056,676
     FANNIE MAE #606787, 6.50%, 10/01/2031                                                 2,657,334              2,662,303
                                                                                                           ----------------
                                                                                                                 34,336,719
                                                                                                           ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     6.0%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.5%, 05/15/2029                            4,073,683              4,096,577
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 12/15/2028                            1,917,659              1,962,589
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 0915/2029                             3,635,649              3,720,832
                                                                                                           ----------------
                                                                                                                  9,779,998
                                                                                                           ----------------

CORPORATE BONDS - 48.5%
AUTOMOTIVE                                                                   1.7%
     FORD MOTOR COMPANY, 7.45%, 07/16/2031                                                 3,035,000              2,788,406
                                                                                                           ----------------


                                            ACTIVA Mutual Funds Annual Report 15

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
BANKING                                                                      9.3%
     BUSCH ISSUANCE LIMITED, 7.625%, 11/03/2009                                            1,000,000              1,058,750
     BANKBOSTON NA, 6.375%, 04/15/2008                                                     1,260,000              1,271,025
     CHASE CREDIT CARD MASTER TRUST, 6.66%, 01/15/2007                                     5,000,000              5,310,516
     FIRST CHICAGO NBD, 7.00%, 10/16/2006                                                  1,380,000              1,449,000
     LEHMAN BROTHERS HOLDINGS INC., 8.25%, 06/15/2007                                      1,750,000              1,867,014
     NATIONAL AUSTRALIA BANK, 8.60%, 05/19/2010                                              750,000                860,625
     NATIONAL WESTMINSTER BANK, 7.375%, 10/01/2009                                           650,000                704,438
     WELLS FARGO & CO, 5.90%, 05/21/2006                                                   2,500,000              2,584,375
                                                                                                           ----------------
                                                                                                                 15,105,742
                                                                                                           ----------------

BROADCASTING                                                                 0.7%
     CLEAR CHANNEL, 7.65%, 09/15/2010                                                      1,025,000              1,060,875
                                                                                                           ----------------

ELECTRIC UTILITY                                                             4.6%
     CONSUMERS ENERGY, 6.25%, 09/15/2006                                                   2,000,000              1,975,000
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/2010                                       5,385,000              5,601,927
                                                                                                           ----------------
                                                                                                                  7,576,927
                                                                                                           ----------------

ENTERTAINMENT                                                                1.3%
     VIACOM, 7.70%, 07/30/2010                                                             2,000,000              2,175,000
                                                                                                           ----------------

FINANCIAL SERVICES                                                          18.7%
     AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST,
       5.60%, 11/15/2006                                                                   4,450,000              4,618,255
     CITIGROUP INC., 5.75%, 05/10/2006                                                     3,850,000              3,946,250
     CITIBANK CREDIT CARD MASTER TRUST I, 6.65%, 11/15/2006,
       SERIES 1999-7 A                                                                     4,450,000              4,722,963
     CONSECO FINANCE SECURITIZATIONS CORP., SERIES 2000-1 A5,
       8.06%, 05/01/2031                                                                   2,810,000              2,945,538
     DETROIT EDISON SECURITIZATION FUNDING LLC,
       6.19%, 03/01/2013                                                                   4,035,000              4,109,972
     HOUSEHOLD FINANCE, 6.75%, 05/15/2011                                                  1,750,000              1,743,438
     INTERNATIONAL LEASE FIN, 5.25%, 05/03/2004                                            3,000,000              3,045,000
     PSE&G TRANSITION FUNDING LLC., 6.45%, 03/15/2013                                      1,450,000              1,449,639
     VANDERBILT MORTGAGE FINANCE, 2000-A IA3, 7.82%, 11/07/2017                            3,565,000              3,843,301
                                                                                                           ----------------
                                                                                                                 30,424,354
                                                                                                           ----------------

FOOD SERVICE                                                                 1.1%
     KROGER COMPANY, 8.00%, 09/15/2029                                                     1,650,000              1,835,625
                                                                                                           ----------------

GAS UTILITY                                                                  0.6%
     SOUTHERN UNION, 8.25%, 11/15/2029                                                     1,025,000              1,054,469
                                                                                                           ----------------

16 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
OIL & EXPLOR PROD & SER                                                      4.1%
     AMERADA HESS, 7.875%, 10/01/2029                                                      1,825,000              1,968,719
     CHEVRON CORP., 6.625%, 10/01/2004                                                     2,000,000              2,130,000
     CONOCO, INC., 6.95%, 04/15/2029                                                       1,250,000              1,275,000
     EL PASO CORP, 7.00%, 05/15/2011                                                       1,355,000              1,343,144
                                                                                                           ----------------
                                                                                                                  6,716,863
                                                                                                           ----------------

OIL & GAS TRANSMISSION                                                       1.1%
     KINDER MORGAN ENERGY, 6.75%, 03/15/2011                                               1,780,000              1,782,225
                                                                                                           ----------------


PHARMACEUTICALS                                                              1.1%
     MERCK & CO. INC., 4.125%, 01/18/2005                                                  1,750,000              1,745,625
                                                                                                           ----------------


RAILROADS                                                                    0.9%
     BURLINGTON NORTH SANTE FE, 7.125%, 12/15/2010                                         1,380,000              1,450,725
                                                                                                           ----------------


TELECOMMUNICATIONS                                                              3.3%
     SPRINT CAPITAL CORP., 6.875%, 11/15/2028                                              1,250,000              1,151,563
     SPRINT CAPITAL CORP., 7.625%, 01/30/2011                                                500,000                496,993
     VERIZON NEW ENGLAND INC., 6.50%, 09/15/2011                                           2,000,000              2,037,500
     WORLDCOM INC., 8.00%, 05/15/2006                                                      1,595,000              1,698,675
                                                                                                           ----------------
                                                                                                                  5,384,730
                                                                                                           ----------------


TOTAL CORPORATE BONDS                                                                                            79,101,565
                                                                                                           ----------------


FOREIGN GOVERNMENT BONDS                                                        1.0%
     CANADA-GOVERNMENT, 6.375%, 11/30/2004                                                 1,480,000              1,591,000
                                                                                                           ----------------


TOTAL FIXED INCOME - 100% (Cost $157,633,241)                                                              $    163,007,758
                                                                                                           ================



                                            ACTIVA Mutual Funds Annual Report 17

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
US TREASURY BILLS - 0.1%                                                     0.1%
     U.S. T-BILL      02/07/02                                                                50,000       $         49,920
     U.S. T-BILL      04/11/02                                                               110,000                109,501
                                                                                                           ----------------
                                                                                                                    159,420
                                                                                                           ----------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                       1.9%
     BOEING CORP                                                                               8,200                317,996
     LOCKHEED MARTIN CORP                                                                     30,200              1,409,434
     NORTHROP GRUMMAN CORP                                                                     6,900                695,589
     UNITED TECHNOLOGIES                                                                       3,500                226,205
                                                                                                           ----------------
                                                                                                                  2,649,224
                                                                                                           ----------------

AIRLINES                                                                        0.5%
     SOUTHWEST AIRLINES CO.                                                                   35,650                658,812
                                                                                                           ----------------

AUTOMOTIVE                                                                      0.7%
     FORD MOTOR CO. DEL                                                                       22,421                352,458
     GENERAL MOTORS CORP                                                                      12,800                622,080
                                                                                                           ----------------
                                                                                                                    974,538
                                                                                                           ----------------


AUTOMOTIVE PARTS & EQUIPMENT                                                    0.4%
     ITT INDUSTRIES INC.                                                                       2,800                141,400
     LEAR CORP.                                                                              *10,900                415,726
                                                                                                           ----------------
                                                                                                                    557,126
                                                                                                           ----------------

BANKING                                                                        14.6%
     AUST & NZ BANKING GROUP                                                                  40,800              1,864,152
     BANKNORTH GROUP, INC.                                                                    25,900                583,268
     CITIGROUP INC.                                                                          159,600              8,056,608
     COMMERCE BANCSHARES INC.                                                                  9,555                372,549
     PNC BANK CORP                                                                            41,600              2,337,920
     US BANCORP                                                                               59,131              1,237,612
     UNIONBANCAL CORPORATION                                                                  68,000              2,584,000
     WACHOVIA CORP                                                                            72,800              2,283,008
     WESTPAC BANKING ADR                                                                      25,333              1,024,973
                                                                                                           ----------------
                                                                                                                 20,344,090
                                                                                                           ----------------

BEVERAGES - DOMESTIC                                                            0.9%
     PEPSICO INC.                                                                             26,300              1,280,547
                                                                                                           ----------------



18 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
BROADCASTING                                                                 3.0%
     CLEAR CHANNEL COMMUNICATIONS                                                            *20,200              1,028,382
     LIBERTY MD                                                                              158,600              2,220,400
     SCRIPPS CO- CL-A                                                                         13,200                871,200
                                                                                                           ----------------
                                                                                                                  4,119,982
                                                                                                           ----------------

BUSINESS SERVICES                                                            1.4%
     FIRST DATA CORP.                                                                         24,100              1,890,645
                                                                                                           ----------------

CHEMICALS                                                                    2.6%
     AIR PRODUCTS & CHEMICALS                                                                 22,500              1,055,475
     DU PONT E I DE NEMOURS                                                                   37,900              1,611,129
     ROHM & HAAS CO.                                                                          28,900              1,000,807
                                                                                                           ----------------
                                                                                                                  3,667,411
                                                                                                           ----------------

COMPUTER SOFTWARE                                                            0.2%
     ENTERASYS NETWORKS                                                                      *34,900                308,865
                                                                                                           ----------------

COMPUTERS                                                                    0.5%
     CISCO SYSTEMS                                                                           *15,800                286,138
     COMPAQ COMPUTER CORP.                                                                    45,200                441,152
                                                                                                           ----------------
                                                                                                                    727,290
                                                                                                           ----------------

CONSUMER GOODS & SERVICES                                                    0.1%
     ARAMARK CORP-B                                                                           *6,000                161,400
                                                                                                           ----------------

CONTAINERS & PACKAGING                                                       0.2%
     SMURFIT-STONE CONTAINER CORP                                                            *20,400                325,788
                                                                                                           ----------------

COSMETICS                                                                    1.9%
     KIMBERLY-CLARK CORP                                                                      28,200              1,686,360
     ESTEE LAUDER CO.                                                                         31,300              1,003,478
                                                                                                           ----------------
                                                                                                                  2,689,838
                                                                                                           ----------------

ELECTRIC UTILITY                                                             4.9%
     ALLEGHENY ENERGY, INC.                                                                   21,400                775,108
     DOMINION RESOURCES                                                                       11,500                691,150
     EXELON CORP                                                                              46,037              2,204,252
     FPL GROUP, INC.                                                                          18,400              1,037,760
     FIRSTENERGY CORP.                                                                        32,400              1,133,352
     PINNACLE WEST CAP                                                                        22,200                929,070
                                                                                                           ----------------
                                                                                                                  6,770,692
                                                                                                           ----------------

ELECTRICAL & ELECTRONIC                                                      0.4%
     SPX CORP.                                                                                *3,800                520,220
                                                                                                           ----------------


                                            ACTIVA Mutual Funds Annual Report 19

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
ELECTRONICS                                                                  1.5%
     CONEXANT SYSTEMS INC.                                                                   *32,100                460,956
     MOTOROLA, INC.                                                                           51,000                766,020
     NATIONAL SEMICONDUCTOR                                                                  *29,600                911,384
                                                                                                           ----------------
                                                                                                                  2,138,360
                                                                                                           ----------------

ENERGY                                                                       0.6%
     CDYNEGY INC                                                                              21,800                555,900
     HELMERICH & PAYNE                                                                         8,500                283,730
                                                                                                           ----------------
                                                                                                                    839,630
                                                                                                           ----------------

ENTERTAINMENT                                                                0.8%
     SIX FLAGS, INC.                                                                         *16,400                252,232
     USA NETWORKS INC.                                                                       *33,700                920,347
                                                                                                           ----------------
                                                                                                                  1,172,579
                                                                                                           ----------------

FINANCIAL SERVICES                                                           8.2%
     FREDDIE MAC                                                                              15,000                981,000
     FANNIE MAE                                                                               46,100              3,664,950
     J.P. MORGAN CHASE & CO.                                                                  42,600              1,548,510
     MERRILL LYNCH & CO.                                                                      69,400              3,617,128
     WASHINGTON MUTUAL   INC.                                                                 51,250              1,675,875
                                                                                                           ----------------
                                                                                                                 11,487,463
                                                                                                           ----------------

FOOD PRODUCTS                                                                2.9%
     CONAGRA                                                                                  75,000              1,782,750
     PROCTER & GAMBLE CO                                                                      28,200              2,231,466
                                                                                                           ----------------
                                                                                                                  4,014,216
                                                                                                           ----------------

HEALTH CARE                                                                  0.6%
     MCKESSON HBOC INC.                                                                       22,900                856,460
                                                                                                           ----------------

HOTELS & LODGING                                                             0.2%
     MGM GRAND, INC                                                                          *10,100                291,587
                                                                                                           ----------------

INSURANCE                                                                    6.1%
     AMER INT'L GROUP                                                                         27,450              2,179,530
     CIGNA CORP                                                                                5,100                472,515
     MBIA INC.                                                                                51,750              2,775,353
     MARSH MCLENNAN COS COM                                                                   15,600              1,676,220
     XL CAPITAL LTD. CLASS-A                                                                  15,500              1,416,080
                                                                                                           ----------------
                                                                                                                  8,519,698
                                                                                                           ----------------

LEISURE & TOURISM                                                            0.7%
     SABRE HOLDINGS                                                                          *23,701              1,003,737
                                                                                                           ----------------



20 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
MACHINERY & EQUIPMENT                                                        1.1%
     CATERPILLAR, INC.                                                                        14,200                741,950
     THERMO ELECTRON CORP                                                                    *31,500                751,590
                                                                                                           ----------------
                                                                                                                  1,493,540
                                                                                                           ----------------

MANUFACTURING-CONSUMER GOODS                                                 0.8%
     EASTMAN KODAK CO.                                                                        17,200                506,196
     MINN. MINING & MANUFCTRNG                                                                 4,600                543,766
                                                                                                           ----------------
                                                                                                                  1,049,962
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 2.5%
     BECTON DICKINSON                                                                         11,200                371,280
     TYCO INTERNATIONAL                                                                       53,000              3,121,700
                                                                                                           ----------------
                                                                                                                  3,492,980
                                                                                                           ----------------

MEDICAL SERVICES                                                             0.6%
     TENET HEALTHCARE CORP                                                                   *13,400                786,848
                                                                                                           ----------------

METAL-ALUMINUM                                                               0.1%
     ANTHEM INC                                                                               *4,000                198,000
                                                                                                           ----------------

METALS & MINING                                                              0.9%
     ALCOA INC.                                                                               34,900              1,240,695
                                                                                                           ----------------

OFFICE PROPERTIES                                                            0.6%
     EQUITY OFFICE PROPERTIES                                                                 29,100                875,328
                                                                                                           ----------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         2.8%
     AVERY DENNISON CORP.                                                                     15,300                864,909
     HEWLETT-PACKARD COMPANY                                                                  45,700                938,678
     I B M                                                                                    15,800              1,911,168
     PITNEY BOWES INC                                                                          6,400                240,704
                                                                                                           ----------------
                                                                                                                  3,955,459
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  9.5%
     ECHEVRONTEXACO CORP                                                                      37,200              3,333,492
     EL PASO CORP                                                                             37,300              1,663,953
     EXXON MOBIL CORP COM                                                                    188,100              7,392,330
     ROWAN COMPANIES INC                                                                     *16,800                325,416
     ROYAL DUTCH PETRO-NY SHRS                                                                11,700                573,534
                                                                                                           ----------------
                                                                                                                 13,288,725
                                                                                                           ----------------



                                            ACTIVA Mutual Funds Annual Report 21

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
PAPER PRODUCTS                                                               0.9%
     BOWATER, INC                                                                             20,000                954,000
     WEYERHAUESER                                                                              6,100                329,888
                                                                                                           ----------------
                                                                                                                  1,283,888
                                                                                                           ----------------

PETROLEUM-REFINING                                                           0.4%
     ASHLAND INC                                                                              10,500                483,840
                                                                                                           ----------------

PHARMACEUTICALS                                                              3.8%
     ABBOTT LABS                                                                              27,400              1,527,550
     LILLY (ELI), AND CO.                                                                     22,600              1,775,004
     PHARMACIA CORP.                                                                          47,261              2,015,682
                                                                                                           ----------------
                                                                                                                  5,318,236
                                                                                                           ----------------

PRINTING & PUBLISHING                                                        0.6%
     GANNETT COMPANY, INC.                                                                    12,700                853,821
                                                                                                           ----------------

RAILROADS                                                                    0.4%
     CANADIAN NATIONAL RAILWAY                                                                11,100                535,908
                                                                                                           ----------------

RESTAURANTS                                                                  0.9%
     MCDONALD'S CORP.                                                                         45,800              1,212,326
                                                                                                           ----------------

RETAIL STORES                                                                5.2%
     BLOCKBUSTER INC.                                                                         40,800              1,028,160
     CVS CORP                                                                                 19,400                574,240
     FAMILY DOLLAR STORES                                                                     70,300              2,107,594
     KIMCO REALTY CORP.                                                                       23,850                779,657
     ROSS STORES, INC.                                                                        26,900                862,952
     SAFEWAY, INC.                                                                           *43,900              1,832,825
                                                                                                           ----------------
                                                                                                                  7,185,428
                                                                                                           ----------------

REAL ESTATE                                                                  0.4%
     SECURITY CAPITAL CORP                                                                   *19,600                497,252
                                                                                                           ----------------

TEXTILE PRODUCTS                                                             0.3%
     JONES APPAREL GROUP                                                                     *13,700                454,429
                                                                                                           ----------------

TOBACCO                                                                      2.1%
     PHILIP MORRIS COS., INC.                                                                 24,200              1,109,570
     RJ REYNOLDS TOBACCO HLDGS                                                                31,000              1,745,300
                                                                                                           ----------------
                                                                                                                  2,854,870
                                                                                                           ----------------

TRANSPORTATION & SHIPPING                                                    0.2%
     FEDEX CORP                                                                               *6,500                337,220
                                                                                                           ----------------



22 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
TELECOMMUNICATIONS                                                           9.4%
     A T & T CORP                                                                            105,800              1,919,212
     ADELPHIA COMMUNICATIONS                                                                 *34,400              1,072,592
     BELLSOUTH                                                                                30,800              1,175,020
     QWEST COMMUNICATIONS INTL                                                                33,824                477,933
     SBC COMMUNICATIONS INC                                                                   48,600              1,903,662
     SPRINT                                                                                   39,500                793,160
     VERIZON COMMUNICATIONS                                                                  100,300              4,760,238
     WORLDCOM INC-WORLDCOM GROUP                                                             *75,750              1,066,560
                                                                                                           ----------------
                                                                                                                 13,168,377
                                                                                                           ----------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    0.1%
     VITESSE SEMICOND CORP                                                                    *8,600                106,898
                                                                                                           ----------------

UTILITIES - TELECOMMUNICATIONS                                               0.5%
     ALLTEL CORP.                                                                             11,200                691,376
                                                                                                           ----------------

TOTAL COMMON STOCKS (Cost $138,286,842)                                                                         139,335,603
                                                                                                           ----------------

TOTAL INVESTMENTS - 100% (Cost $138,446,087)                                                               $    139,495,024
                                                                                                           ================

*Non-dividend producing as of December 31, 2001

At December 31, 2001, the Fund's open future contracts were as follows:

     Number of                      Opening                           Face                Market
     Contracts                   Contract Type                       Amount                Value
------------------------------------------------------------------------------------------------
         8              Standard & Poor's 500, 3/14/02            $2,337,464          $2,298,400

                                            ACTIVA Mutual Funds Annual Report 23

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
COMMON STOCKS - 100%
AUTOMOTIVE                                                                   1.1%
     UNITED TECHNOLOGIES                                                                       3,700       $        239,131
                                                                                                           ----------------

BANKING                                                                      1.5%
     CITIGROUP INC.                                                                            6,216                313,784
                                                                                                           ----------------

BEVERAGES - DOMESTIC                                                         3.3%
     COCA-COLA CO.                                                                             8,300                391,345
     PEPSICO INC.                                                                              6,300                306,747
                                                                                                           ----------------
                                                                                                                    698,092
                                                                                                           ----------------

COMMUNICATIONS EQUIPMENT                                                     3.9%
     AMERICAN TOWER CORP.                                                                    *17,405                164,825
     QUALCOMM, INC.                                                                           *6,400                323,200
     RF MIRCO DEVICES, INC.                                                                  *17,300                332,679
                                                                                                           ----------------
                                                                                                                    820,704
                                                                                                           ----------------

COMMERCIAL SERVICES                                                          2.5%
     CENDANT CORPORATION                                                                     *27,100                531,431
                                                                                                           ----------------

COMPUTER SOFTWARE                                                            7.9%
     MICROSOFT                                                                               *21,680              1,436,300
     PEREGRINE SYSTEMS, INC.                                                                 *15,700                232,831
                                                                                                           ----------------
                                                                                                                  1,669,131
                                                                                                           ----------------

COMPUTERS                                                                    9.6%
     CISCO SYSTEMS                                                                           *31,500                570,465
     INTEL CORPORATION                                                                        39,790              1,251,396
     MICRON TECH. INC.                                                                        *6,600                204,600
                                                                                                           ----------------
                                                                                                                  2,026,461
                                                                                                           ----------------

DRUGS                                                                        1.6%
     SEPRACOR, INC.                                                                           *6,000                342,360
                                                                                                           ----------------

ELECTRICAL & ELECTRONIC                                                      1.3%
     GEMSTAR INTL GROUP                                                                      *10,000                277,000
                                                                                                           ----------------

24 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
ELECTRICAL EQUIPMENT                                                         4.5%
     GENERAL ELECTRIC CO.                                                                     23,345                935,668
                                                                                                           ----------------

ELECTRONICS                                                                  5.5%
     ADVANCED MICRO DEVICES                                                                  *15,700                249,002
     ANALOG DEVICES INC.                                                                      *4,900                217,511
     TEXAS INSTRUMENTS INC                                                                    12,325                345,100
     FLEXTRONICS                                                                              14,500                347,855
                                                                                                           ----------------
                                                                                                                  1,159,468
                                                                                                           ----------------

ENTERTAINMENT                                                                2.2%
     USA NETWORKS INC.                                                                       *17,100                467,001
                                                                                                           ----------------

FINANCIAL SERVICES                                                           0.9%
     FREDDIE MAC                                                                               3,000                196,200
                                                                                                           ----------------

FOOD PRODUCTS                                                                1.6%
     PROCTER & GAMBLE CO                                                                       4,100                324,433
                                                                                                           ----------------

INFORMATIONAL SERVICES                                                       3.5%
     AOL TIME WARNER                                                                         *22,855                733,646
                                                                                                           ----------------

INSURANCE                                                                    3.7%
     AMER INT'L GROUP                                                                          2,900                230,260
     ST. PAUL CO.                                                                              8,025                352,859
     XL CAPITAL LTD. CLASS-A                                                                   2,200                200,992
                                                                                                           ----------------
                                                                                                                    784,111
                                                                                                           ----------------

INVESTMENT COMPANY                                                           4.1%
     SPDR TR UNIT SERIES 1                                                                     7,600                868,148
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 9.0%
     BAXTER INTERNATIONAL                                                                      5,580                299,255
     FOREST LAB INC                                                                           *4,400                360,580
     JOHNSON & JOHNSON                                                                         7,900                466,890
     ST. JUDE MEDICAL INC                                                                     *4,700                364,955
     TYCO INTERNATIONAL                                                                        6,700                394,630
                                                                                                           ----------------
                                                                                                                  1,886,310
                                                                                                           ----------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         2.9%
     I B M                                                                                     5,100                616,896
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  2.5%
     ANADARKO PETROLEUM                                                                        4,905                278,849
     NOBLE DRILLING CORP                                                                      *7,300                248,492
                                                                                                           ----------------
                                                                                                                    527,341
                                                                                                           ----------------

                                            ACTIVA Mutual Funds Annual Report 25

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
PHARMACEUTICALS                                                             14.8%
     ABBOTT LABS                                                                               5,700                317,775
     AMERICAN HOME PRODUCTS                                                                    3,600                220,896
     AMGEN INC                                                                                *3,700                208,828
     ANDRX GROUP                                                                              *1,500                105,615
     BIOGEN, INC.                                                                             *8,900                510,415
     GENZYME CORPORATION                                                                      *3,920                234,651
     PFIZER INC.                                                                              28,035              1,117,195
     PHARMACIA CORP.                                                                           4,555                194,271
     SCHERING-PLOUGH CORP.                                                                     5,700                204,117
                                                                                                           ----------------
                                                                                                                  3,113,763
                                                                                                           ----------------

RETAIL STORES                                                                9.5%
     HOME DEPOT INC                                                                           14,405                734,799
     TARGET CORP                                                                              11,400                467,970
     WAL-MART STORES, INC.                                                                    13,840                796,492
                                                                                                           ----------------
                                                                                                                  1,999,261
                                                                                                           ----------------

TECHNOLOGY                                                                   1.1%
     MERCURY INTERACTIVE CORP.                                                                *6,860                233,103
                                                                                                           ----------------

TELECOMMUNICATIONS                                                           1.5%
     SPRINT CORP  PCS                                                                        *13,000                317,330
                                                                                                           ----------------

TOTAL COMMON STOCKS - 100% (Cost $21,373,901)                                                              $     21,080,772
                                                                                                           ================

*Non-dividend producing as of December 31, 2001

26 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
COMMON STOCKS - 100.0%
AEROSPACE                                                                    0.8%
     BOMBARDIER INC 'B'                                                                       14,800       $        152,983
                                                                                                           ----------------

AIRLINES                                                                     2.5%
     BAA PLC                                                                                   8,300                 66,862
     BRITISH AIRWAYS                                                                          69,900                200,160
     DEUTSCHE LUFTHANSA                                                                        8,300                111,591
     JAPAN AIRLINES CO. LTD.                                                                  36,000                 86,251
                                                                                                           ----------------
                                                                                                                    464,864
                                                                                                           ----------------

APPAREL                                                                      0.5%
     HENNES & MAURITZ AB-B                                                                     4,800                 99,298
                                                                                                           ----------------

AUTOMOTIVE                                                                   1.2%
     BAYERISCHE MOTOREN WERKE                                                                  3,100                109,165
     HONDA MOTOR Y50                                                                           2,700                107,745
                                                                                                           ----------------
                                                                                                                    216,909
                                                                                                           ----------------

BANKING                                                                      9.8%
     BARCLAYS                                                                                  8,600                284,752
     ROYAL BANK OF SCOTLAND                                                                    9,300                226,311
     BANK OF IRELAND                                                                          23,000                216,562
     ALLIED IRISH BANKS PLC                                                                   13,200                152,789
     BANQUE NATL DE PARIS                                                                      2,200                196,862
     BANC NAZIONALE DEL LAVARO                                                                35,100                 71,099
     DEUTSCHE BANK AG - REG                                                                    3,000                211,821
     NATIONAL AUS BANK                                                                         4,800                 78,282
     UTD OVERSEA BNK LOC                                                                      12,000                 82,535
     CREDIT SUISSE GROUP                                                                      *3,300                140,722
     RUECKVERSICHER                                                                            1,600                160,936
                                                                                                           ----------------
                                                                                                                  1,822,670
                                                                                                           ----------------

BANKING & FINANCIAL SERVICES                                                 2.2%
     ABBEY NATIONAL                                                                           11,500                163,858
     BANCO POPULAR ESPANOL                                                                     4,900                160,902
     COMMONWEALTH BK OF AU                                                                     5,200                 79,695
                                                                                                           ----------------
                                                                                                                    404,454
                                                                                                           ----------------

BREWERY                                                                      0.8%
     INTERBREW                                                                                 5,700                156,061
                                                                                                           ----------------

BIOTECHNOLOGY                                                                1.1%
     SERONO SA ADR                                                                             9,400                208,586
                                                                                                           ----------------


                                            ACTIVA Mutual Funds Annual Report 27

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
BROADCASTING                                                                 1.8%
     BRITISH SKY BRDCSTNG-BPS                                                                 13,400                146,562
     MEDIA SET                                                                                16,700                122,077
     TV FRANCAISE                                                                              2,900                 73,306
                                                                                                           ----------------
                                                                                                                    341,944
                                                                                                           ----------------

BUILDING PRODUCTS                                                            1.4%
     HANSON PLC                                                                               17,600                120,456
     LYONNAISE DES EAUX                                                                        4,800                145,309
                                                                                                           ----------------
                                                                                                                    265,765
                                                                                                           ----------------

BUSINESS SERVICES                                                            0.8%
     VIVENDI UNIVERSAL                                                                         2,800                153,323
                                                                                                           ----------------

CHEMICALS                                                                    4.1%
     BASF AG                                                                                   4,100                152,775
     AKZO NOBEL NV                                                                             4,400                196,471
     NLG - DSM NV                                                                              3,300                120,497
     SHIN ETSU CHEM                                                                            4,100                147,345
     NOVARTIS AG-REG                                                                           4,367                157,816
                                                                                                           ----------------
                                                                                                                    774,904
                                                                                                           ----------------

COMMUNICATIONS EQUIPMENT                                                     0.9%
     AMDOCS LTD ORD                                                                            5,000                169,850
                                                                                                           ----------------

COMMERCIAL SERVICES                                                          0.6%
     GEMINI SA                                                                                 1,500                108,314
                                                                                                           ----------------

COMPUTER SOFTWARE                                                            0.7%
     INR INFOSYS TECHNOLOGIES                                                                  1,600                135,168
                                                                                                           ----------------

COMPUTERS                                                                    1.0%
     ASM LITHOGRAPHY ADR                                                                      10,500                179,025
                                                                                                           ----------------

CONSTRUCTION - FOREIGN                                                       0.8%
     ACCENTURE LTD                                                                             5,900                158,828
                                                                                                           ----------------

CONSUMER GOODS & SERVICES                                                    0.7%
     LUXOTTICA GROUP SPA ADR                                                                   8,200                135,136
                                                                                                           ----------------

COSMETICS                                                                    0.8%
     L'OREAL                                                                                   2,100                151,266
                                                                                                           ----------------

DATA PROCESSING & REPRODUCTION                                               1.0%
     RICOH LTD.                                                                               10,000                186,174
                                                                                                           ----------------



28 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
DIVERSIFIED                                                                  2.2%
     BILLITON PLC                                                                             25,200                127,267
     INVENSYS PLC                                                                             42,300                 74,185
     E.ON AG                                                                                   3,900                202,792
                                                                                                           ----------------
                                                                                                                    404,244
                                                                                                           ----------------

ELECTRIC UTILITY                                                             1.0%
     POWERGEN PLC                                                                             17,400                192,844
                                                                                                           ----------------

ELECTRICAL & ELECTRONIC                                                      1.2%
     FURUKAWA ELECTRIC CO.                                                                    16,000                 84,969
     TAIWAN SEMI-CONDUCTOR-ADR                                                                *8,200                140,794
                                                                                                           ----------------
                                                                                                                    225,763
                                                                                                           ----------------

ELECTRICAL EQUIPMENT                                                         2.1%
     SAMSUNG ELECTRONICS-GDR                                                                   1,500                172,500
     KEYENCE CORP.                                                                               600                 99,756
     SMC CORPORATION                                                                           1,200                122,143
                                                                                                           ----------------
                                                                                                                    394,398
                                                                                                           ----------------

ELECTRONICS                                                                  7.9%
     DIXONS GROUP                                                                             35,700                122,102
     ARM HOLDINGS                                                                            *17,300                 90,895
     INFINEON TECHNOLOGIES AG                                                                  6,200                129,728
     STMICROELECTRONICS                                                                        3,400                109,133
     PHILIPS ELECTRONICS                                                                       4,900                145,632
     FANUC, LTD.                                                                               2,800                119,213
     MURATA MANUFACTURING                                                                      2,500                149,931
     SANYO ELECTRIC CO.                                                                       39,000                184,198
     SHARP CORPORATION                                                                         8,000                 93,575
     SONY CORPORATION                                                                          5,200                237,662
     FLEXTRONICS                                                                               3,600                 86,364
                                                                                                           ----------------
                                                                                                                  1,468,434
                                                                                                           ----------------

ENVIRONMENTAL SERVICES                                                       0.9%
     RENTOKIL INITIAL                                                                         40,100                159,912
                                                                                                           ----------------

FINANCIAL SERVICES                                                           3.8%
     MAN GROUP PLC                                                                             3,100                 53,239
     LLOYDS TSB GROUP                                                                         19,500                210,868
     MUENCHENER RUECKVER                                                                         700                190,095
     NOMURA SECURITIES                                                                         9,000                115,367
     ORIX CORPORATION                                                                          1,500                134,366
                                                                                                           ----------------
                                                                                                                    703,935
                                                                                                           ----------------

FOOD PRODUCTS                                                                2.0%
     DIAGEO PLC                                                                               19,500                222,646
     UNILEVER PLC                                                                             18,900                154,041
                                                                                                           ----------------
                                                                                                                    376,686
                                                                                                           ----------------


                                            ACTIVA Mutual Funds Annual Report 29

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
FOREST PRODUCTS                                                              0.5%
     STORA ENSO OYJ R SHRS                                                                     7,300                 93,466
                                                                                                           ----------------

GAS & ELECTRIC UTILITY                                                       0.7%
     BG GROUP                                                                                 30,400                122,779
                                                                                                           ----------------

HEALTH CARE                                                                  1.1%
     FRESENIUS MEDICAL CARE                                                                    1,700                105,198
     ROCHE HOLDINGS                                                                           *1,361                 97,139
                                                                                                           ----------------
                                                                                                                    202,337
                                                                                                           ----------------

HOUSEWARES                                                                   0.5%
     ASAHI GLASS COMPANY                                                                      16,000                 94,613
                                                                                                           ----------------

INSURANCE                                                                    4.8%
     RAS                                                                                      19,200                226,170
     MANULIFE FINANCIAL CORP                                                                   8,000                208,480
     AEGON                                                                                     5,600                151,578
     CONVERIUM HOLDING AG                                                                     *2,000                 97,212
     FORTIS (NL) NV                                                                            8,600                222,826
                                                                                                           ----------------
                                                                                                                    906,265
                                                                                                           ----------------

INTERNET CONTENT                                                             0.6%
     CHECK POINT SOFTWARE TECH                                                                 2,800                111,692
                                                                                                           ----------------

MANUFACTURING - MISCELLANEOUS                                                0.7%
     SIEMENS AG NPV (REGD)                                                                     1,900                126,625
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 2.8%
     BIOVAIL CORP                                                                             *3,100                174,375
     SANOFI-SYNTHELABO SA                                                                      3,000                223,841
     NOVO NORDISK A/S-B                                                                        3,100                126,778
                                                                                                           ----------------
                                                                                                                    524,994
                                                                                                           ----------------

MINERALS                                                                     0.6%
     BROKEN HILL PROPR                                                                        20,000                107,497
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  8.0%
     CENTRICA PLC                                                                             59,300                191,168
     BP AMOCO PLC                                                                             11,800                 91,537
     TOTAL S.A. 'B'                                                                            2,148                306,770
     PANCANADIAN ENERGY                                                                        3,700                 95,730
     ENTE NAZ IDROC                                                                           13,200                165,482
     SCHLUMBERGER LTD.                                                                         2,000                109,900
     SUNCOR ENERGY                                                                             6,700                219,939
     TALISMAN ENERGY - ADR                                                                     4,500                170,325
     GLOBALSANTAFE CORP                                                                        5,200                148,304
                                                                                                           ----------------
                                                                                                                  1,499,154
                                                                                                           ----------------



30 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
PAPER PRODUCTS                                                               0.6%
     JP NIPPON UNIPAC HOLDING                                                                     13                 58,027
     OJI PAPER CO.                                                                            15,000                 59,629
                                                                                                           ----------------
                                                                                                                    117,656
                                                                                                           ----------------

PHARMACEUTICALS                                                              4.2%
     SHIRE PHARMACEUTICALS                                                                   *10,500                131,729
     AVENTIS                                                                                   2,800                198,821
     UCB SA (BEL)                                                                              1,800                 72,874
     EISAI CO                                                                                  4,000                 99,496
     TAKEDA CHEMICAL IND.                                                                      2,000                 90,493
     TEVA PHARMACEUTICAL-ADR                                                                   3,100                191,053
                                                                                                           ----------------
                                                                                                                    784,467
                                                                                                           ----------------

PRINTING & PUBLISHING                                                        1.6%
     DAI NIPPON PRINTING                                                                       9,000                 89,959
     NEWS CORP                                                                                27,100                216,711
                                                                                                           ----------------
                                                                                                                    306,670
                                                                                                           ----------------

RETAIL STORES                                                                4.6%
     GREAT UNIV STORES                                                                        20,000                186,438
     MARKS & SPENCER - BPS                                                                    32,100                170,524
     LOBLAW COMPANIES                                                                          5,300                172,654
     ITO YOKADO CO.                                                                            3,000                135,510
     CASTORAMA DUBOIS INV                                                                      3,900                200,882
                                                                                                           ----------------
                                                                                                                    866,008
                                                                                                           ----------------

REAL ESTATE                                                                  0.6%
     SUN HUNG KAI PRPRTS                                                                      14,000                113,108
                                                                                                           ----------------

STEEL                                                                        1.9%
     CORUS GROUP PLC                                                                         *46,300                 48,181
     USINOR                                                                                   11,200                140,110
     NIPPON STEEL CORP.                                                                      112,000                161,514
                                                                                                           ----------------
                                                                                                                    349,804
                                                                                                           ----------------

TECHNOLOGY-SOFTWARE                                                          0.8%
     AKTIENGESELLSCHAFT                                                                        4,400                140,492
                                                                                                           ----------------

TEXTILE PRODUCTS                                                             0.3%
     INDITEX (ESP)                                                                            *3,200                 61,002
                                                                                                           ----------------



                                            ACTIVA Mutual Funds Annual Report 31

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/01

                                                                             % OF          SHARES OR                 MARKET
 SECURITY DESCRIPTION                                                 INVESTMENTS          PAR VALUE                  VALUE
---------------------                                                ------------        -----------       ----------------
TELECOMMUNICATIONS                                                           8.5%
     AMERICA MOVIL S-L - ADR                                                                   7,400                144,152
     VODAFONE                                                                                 83,600                218,402
     TELECOM ITALIA                                                                           23,800                132,867
     KOREA TELECOM CORP.                                                                       6,600                134,178
     HELLENIC TELECOM                                                                          7,500                122,204
     TELEFONICA DE ESPANA                                                                    *12,400                165,941
     PORTUGAL TELECOM SA                                                                     *16,800                130,885
     NTT MOBILE COMM                                                                              11                129,254
     NOKIA CORP ADR                                                                            7,700                188,881
     NEC CORPORATION                                                                          12,000                122,417
     SINGAPORE TELECOM                                                                        99,000                 94,362
                                                                                                           ----------------
                                                                                                                  1,583,545
                                                                                                           ----------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    1.4%
     MATSUSHITA COMM. IND.                                                                     1,400                 37,922
     ORANGE SA                                                                               *23,800                215,724
                                                                                                           ----------------
                                                                                                                    253,646
                                                                                                           ----------------

UTILITIES - TELECOMMUNICATIONS                                               0.6%
     SWISSCOM                                                                                    400                110,824
                                                                                                           ----------------

TOTAL COMMON STOCKS - 100% (Cost $18,635,026)                                                              $     18,688,382
                                                                                                           ================

*Non-dividend producing as of December 31, 2001


32 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Statement of Assets and Liabilities

                                         MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2001                     FUND             BOND FUND      VALUE FUND        GROWTH FUND          FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at value                      $41,715,713      $163,007,758     $139,495,024       $21,080,772      $18,688,382
Cash                                              476         2,292,416        3,107,839                --          878,842
Receivables:
Investments sold                                  --                --               --            331,184           23,647
     Investment income                         84,848         1,835,440          173,538            15,982           11,036
Other assets                                    1,774             2,314           47,788               460           55,195
Foreign currency holdings                         --                --               --                --               783
                                        -------------     -------------    -------------     -------------    -------------
Total Assets                               41,802,811       167,137,928      142,824,189        21,428,398       19,657,885
                                        -------------     -------------    -------------     -------------    -------------

LIABILITIES
Payables:
Investments purchased                             --                --               --            419,782          127,779
     Income payable                            66,085               --               --                --               --
     Advisory fees                             36,819           141,577          175,173            35,760           41,128
     Transfer agent fees                        1,633               176           44,897             1,071              536
     12b-1 fees                                    -             63,280           51,979             7,663            7,258
     Service fees                              15,779            63,280           52,552             7,663            7,258
     Variation margin                             --                --            20,200               --               --
Other liabilities                                 --                --               --             35,160              139
Accrued expenses                                7,360            10,719           15,772             9,052           14,702
                                        -------------     -------------    -------------     -------------    -------------
Total Liabilities                             127,676           279,032          360,573           516,151          198,800
                                        -------------     -------------    -------------     -------------    -------------

NET ASSETS                                $41,675,135      $166,858,896     $142,463,616       $20,912,247      $19,459,085
                                        =============     =============    =============     =============    =============

SHARES OUTSTANDING                         41,690,711        16,055,230       20,791,073         2,806,766        2,872,867
                                        =============     =============    =============     =============    =============

NET ASSET VALUE PER SHARE                       $1.00            $10.39                              $7.45            $6.77


Class A based on net assets of
$140,823,782 and 20,551,973
shares outstanding                                                                 $6.85

Class R based on net assets of
$1,639,834 and 239,100
shares outstanding                                                                 $6.86


                                            ACTIVA Mutual Funds Annual Report 33

The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations
For the year ended December 31, 2001

                                         MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
                                            FUND             BOND FUND       VALUE FUND       GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                   $2,023,097       $10,256,165         $133,158           $21,172          $38,372
Dividends                                         --                --         2,821,882           169,959          267,676
Miscellaneous                                   1,322            41,181           62,860             6,944           37,067
                                        -------------     -------------    -------------     -------------     ------------
Total Investment Income                     2,024,419        10,297,346        3,017,900           198,075          343,115
                                        -------------     -------------    -------------     -------------     ------------

EXPENSES
Advisory fees                                 162,921           547,891          753,154           161,559          186,973
12b-1 fees                                        --            242,432          223,544            34,663           32,995
Service fees                                   69,824           242,432          225,948            34,663           32,995
Shareholder report                              2,944             1,438           51,019             2,271            1,712
Fund accounting fees                           39,449            63,535           69,648            41,860           48,423
Audit fees                                     14,397            14,397           14,397            14,397           14,397
Custodian fees                                 13,325            18,392           41,837            18,748           44,970
Insurance                                       1,774             2,314            2,548               460              617
Legal fees                                     10,793            16,295           10,793            10,793           10,793
Organization expense                              --                --            30,981               --               --
Registration fees                               2,378             5,776            5,842             1,366            1,316
Transfer agent fees                             6,876               621          182,749             4,388            2,276
Transfer agent fees - Class R                     --                --             3,204               --                --
                                        -------------     -------------    -------------     -------------     ------------
Total Expenses                                324,681         1,155,523        1,615,664           325,168          377,467
                                        -------------     -------------    -------------     -------------     ------------

Net Investment Income (Loss)                1,699,738         9,141,823        1,402,236          (127,093)         (34,352)
                                        -------------     -------------    -------------     -------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     Net realized gain (loss) on
        security transactions                  (2,145)        2,403,219        5,661,129        (5,774,725)      (8,046,106)
     Net realized gain (loss) on
        foreign currency transactions              --                --               --                --         (139,425)
     Net realized gain (loss) on
        futures contracts                          --                --         (347,602)               --               --
     Changes in net unrealized
        appreciation or depreciation
        of investments
        and foreign currency                      --          1,609,724      (18,298,536)         (601,723)         299,156
                                        -------------     -------------    -------------     -------------     ------------
Net Gain (Loss) on Investments                 (2,145)        4,012,943      (12,985,009)       (6,376,448)      (7,886,375)
                                        -------------     -------------    -------------     -------------     ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                       $1,697,593       $13,154,766     ($11,582,773)      ($6,503,541)     ($7,920,727)
                                        =============     =============    =============     =============     ============



34 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets


                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                            YEAR           YEAR          YEAR           YEAR          YEAR           YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
                                          12/31/01       12/31/00      12/31/01       12/31/00      12/31/01       12/31/00
                                         -------------------------     -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                     $1,699,738    $5,386,662     $9,141,823    $10,002,403    $1,402,236     $1,816,027
Net realized gain (loss) on investments       (2,145)      (11,962)     2,403,219       (355,974)    5,313,527        134,971
Net increase (decrease) in unrealized
     appreciation                                 --            --      1,609,724      5,330,038   (18,298,536)    18,500,493
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations             1,697,593     5,374,700     13,154,766     14,976,467   (11,582,773)    20,451,491

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                              (1,699,737)   (5,386,662)    (9,162,851)    (9,999,328)   (1,322,698)    (1,805,228)
     Class R                                      --            --             --             --       (15,143)       (12,669)
Net realized gain from investment
     transactions:
     Class A                                      --            --       (878,030)            --            --             --
     Class R                                      --            --             --             --            --             --
                                         -----------   -----------   ------------   ------------  ------------   ------------
Total distributions to shareholders       (1,699,737)   (5,386,662)   (10,040,881)    (9,999,328)   (1,337,841)    (1,817,897)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                              25,674,793     8,808,093        196,360      6,702,425     1,313,765     19,807,446
     Class R                                      --            --             --             --     1,481,110        758,776
Net asset value of shares issued to
     shareholders in reinvestment of
     investment income and realized
     gain from security transactions:
     Class A                               1,875,757     5,708,602     10,039,082      9,998,178     1,298,010      1,770,166
     Class R                                      --            --             --             --        15,136         12,669
Payment for shares redeemed:
     Class A                             (33,909,579)  (88,527,142)      (147,575)   (30,099,184)  (19,696,617)   (47,877,587)
     Class R                                      --            --             --             --      (980,943)      (292,734)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     derived from capital share
     transactions                         (6,359,029)  (74,010,447)    10,087,867    (13,398,581)  (16,569,539)   (25,821,264)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net Increase (Decrease) in Net Assets     (6,361,173)  (74,022,409)    13,201,752     (8,421,442)  (29,490,153)    (7,187,670)
Net Assets, beginning of year or period   48,036,308   122,058,717    153,657,144    162,078,586   171,953,769    179,141,439
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net Assets, end of year or period        $41,675,135   $48,036,308   $166,858,896   $153,657,144  $142,463,616   $171,953,769
                                         ===========   ===========   ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                             $41,690,711   $48,049,740   $160,859,649   $150,771,781  $152,887,263   $169,456,802
     Undistributed net investment
        income (loss)                             --            --             --             --         1,855             --
     Return of capital                            --            --        (23,940)        (2,912)           --        (62,540)
     Undistributed net realized gain
        (loss) from investments              (15,576)      (13,432)       648,671       (876,518)  (11,435,374)   (16,748,901)
     Unrealized appreciation
        (depreciation) of
        investments and foreign currency          --            --      5,374,516      3,764,793     1,009,872     19,308,408
                                         -----------   -----------   ------------   ------------  ------------   ------------
                                         $41,675,135   $48,036,308   $166,858,896   $153,657,144  $142,463,616   $171,953,769
                                         ===========   ===========   ============   ============  ============   ============
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                              25,674,793     8,808,093         18,852        675,059       187,425      2,971,799
     Class R                                      --            --             --             --       206,760        109,833
Reinvested distributions:
     Class A                               1,875,757     5,708,602        966,027      1,009,702       191,447        250,024
     Class R                                      --            --             --             --         2,233          1,789
Shares redeemed:
     Class A                             (33,909,579)  (88,527,142)       (14,025)    (3,018,800)   (2,759,067)    (7,268,608)
     Class R                                      --            --             --             --      (144,023)       (44,221)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares    (6,359,029)  (74,010,447)       970,854     (1,334,039)   (2,315,225)    (3,979,384)
Shares outstanding, beginning of
     year or period                       48,049,740   122,060,187     15,084,376     16,418,415    23,106,298     27,085,682
                                         -----------   -----------   ------------   ------------  ------------   ------------
Shares outstanding, end of
     year or period                       41,690,711    48,049,740     16,055,230     15,084,376    20,791,073     23,106,298
                                         ===========   ===========   ============   ============  ============   ============



                                            ACTIVA Mutual Funds Annual Report 35

The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                       12/31/01       12/31/00      12/31/01       12/31/00
                                                                       -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                                                   ($127,093)     ($141,531)     ($34,352)     ($113,706)
Net realized gain (loss) on investments                                (5,774,725)       914,530    (8,185,531)     2,292,769
Net increase (decrease) in unrealized
     appreciation                                                        (601,723)    (4,303,785)      299,156    (12,889,714)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations                                         (6,503,541)    (3,530,786)   (7,920,727)   (10,710,651)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                  --             --            --             --
     Class R                                                                  --             --            --             --
Net realized gain from investment transactions:
     Class A                                                               (9,495)      (974,711)           --     (2,682,351)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                        (9,495)      (974,711)           --     (2,682,351)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                           11,063,699      4,092,178        36,209      1,747,306
     Class R                                                                   --             --            --             --
Net asset value of shares issued to shareholders in reinvestment of investment income and realized gain from
     security transactions:
     Class A                                                                9,485        973,994           --       2,681,851
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                          (11,309,291)    (6,393,698)      (56,419)    (4,995,309)
     Class R                                                                  --              --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     derived from capital share transactions                             (236,107)    (1,327,526)      (20,210)      (566,152)
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                  (6,749,143)    (5,833,023)   (7,940,937)   (13,959,154)
Net Assets, beginning of year or period                                27,661,390     33,494,413    27,400,022     41,359,176
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $20,912,247    $27,661,390   $19,459,085    $27,400,022
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $27,877,035    $28,113,142   $28,559,666    $28,579,876
     Undistributed net investment income (loss)                          (319,611)      (192,518)     (543,024)      (369,287)
     Return of capital                                                         --            --            --             --
     Undistributed net realized gain (loss) from investments           (6,352,048)      (567,828)   (8,653,156)      (607,050)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                              (293,129)       308,594        95,599       (203,517)
                                                                      -----------    -----------   -----------    -----------
                                                                      $20,912,247    $27,661,390   $19,459,085    $27,400,022
                                                                      ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                            1,483,869        363,950         4,429        124,224
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                1,285        104,956           --         291,506
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                           (1,512,997)      (576,022)       (6,933)      (452,293)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                    (27,843)      (107,116)       (2,504)       (36,563)
Shares outstanding, beginning of
     year or period                                                     2,834,609      2,941,725     2,875,371      2,911,934
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               2,806,766      2,834,609     2,872,867      2,875,371
                                                                      ===========    ===========   ===========    ===========




36 ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2001), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward



                                            ACTIVA Mutual Funds Annual Report 37

ACTIVA Notes to Financial Statements continued

currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The funds lend portfolio securities from time to time in order to earn additional income. The funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of



38 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2001, the value of the securities loaned and the collateral received amounted to $43,388,876 and $44,543,165 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund and the issuance of Class R shares are being amortized over a period of 60 months using the straight-line method in the Value Fund.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
Money Market         .35% until assets total $500 million; when assets reach
                     $500 million, .35% on first $100 million; .325% on next
                     $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million



                                            ACTIVA Mutual Funds Annual Report 39

ACTIVA Notes to Financial Statements continued

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                    SUB-ADVISER
----                    -----------
Money Market            J.P. Morgan Chase &Co.
Intermediate Bond       McDonnell Investment Management, LLC
Value                   Wellington Management Company, LLP*
Growth                  State Street Research & Management Company
International           Nicholas-Applegate Capital Management

*Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisory services were provided by Ark Asset Management Co., Inc.


Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except the Money Market Fund and Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year or period ended December 31, 2001 the Board of Trustees approved an annual rate of .15 of 1%.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Prior to June 11, 1999 the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

4. INVESTMENT TRANSACTIONS

At December 31, 2001, the cost of investments owned by the Value Fund was $140,614,826 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $11,776,441. Aggregate gross unrealized depreciation on



40 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

securities in which there was an excess of tax cost over market value was $12,896,244. Net unrealized depreciation for tax purposes was $1,119,803, at December 31, 2001.

The unrealized appreciation (depreciation) at October 31, 2001 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                        Net       Cost for
                       Gross         Gross       unrealized        federal
                  unrealized    unrealized     appreciation     income tax
Fund            appreciation  depreciation   (depreciation)       purposes
                ------------  ------------   --------------   ------------

Money Market    $       N/A    $      N/A       $       N/A   $ 41,537,201
Intermediate
  Bond           10,955,998       182,521        10,773,477    154,513,298
Growth              259,346     4,725,585        (4,466,239)    23,409,086
International       369,282     1,808,643        (1,439,361)    19,899,630

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund or Money Market Fund. On January 10, 2002, Alticor, Inc. purchased 8,088 Value Fund shares valued at $55,486 (based upon the net asset value of $6.86 per share) and 1,731,465 Money Market Fund shares valued at $1,731,465 (based upon the net asset value of $1.00 per share) and transferred the shares to these Independent Business Owners.

On January 22, 2002, the Intermediate Bond Fund declared and paid a dividend of $.031076 per share, to shareholders of record on January 18, 2002. The amount distributed was $498,944.


                                            ACTIVA Mutual Funds Annual Report 41

ACTIVA Financial Highlights

                                                                 MONEY MARKET FUND                   INTERMEDIATE BOND FUND
                                                       -----------------------------------  --------------------------------------
                                                             YEAR        YEAR       PERIOD         YEAR          YEAR       PERIOD
                                                            ENDED       ENDED        ENDED        ENDED         ENDED        ENDED
Per share outstanding for each year or period            12/31/01    12/31/00    12/31/992     12/31/01      12/31/00    12/31/991
                                                       ----------  ----------  -----------  -----------   -----------  -----------
Net Asset Value, Beginning of Period                        $1.00       $1.00        $1.00       $10.19         $9.87       $10.00
Income from investment operations:
Net investment income (loss)                                 0.04        0.06         0.02         0.59          0.62         0.19
   Net realized and unrealized gains (losses)
    on securities                                             --          --            --         0.26          0.32        (0.13)
                                                       ----------  ----------  -----------  -----------   -----------  -----------
Total from investment operations                             0.04        0.06         0.02         0.85          0.94         0.06
Less Distributions:
Dividends from net investment income                         0.04        0.06         0.02         0.59          0.62         0.19
   Dividends in excess of net investment income                --          --           --           --            --           --
   Distributions from capital gains                            --          --           --         0.06            --           --
                                                       ----------  ----------  -----------  -----------   -----------  -----------
Total Distributions                                          0.04        0.06         0.02         0.65          0.62         0.19
                                                       ----------  ----------  -----------  -----------   -----------  -----------
Net Asset Value, End of Period                              $1.00       $1.00        $1.00       $10.39        $10.19        $9.87
Total Return4                                               3.66%       5.96%        1.83%        8.49%         9.84%        0.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              41,675,135  48,036,308  122,058,717  166,858,896   153,657,144  162,078,586
Ratio of expenses to average net assets5                     0.7%        0.6%         0.6%         0.7%          0.7%         0.7%
Ratio of net income (loss) to average net assets             3.7%        5.8%         5.4%         5.7%          6.2%         5.7%
Portfolio turnover rate                                       N/A         N/A          N/A        44.8%         39.9%        64.6%


1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4 Total return does not reflect the effect of the sales charge in the years before 1998

5    1999 ratio includes a one time organization expense.

6    The inception date for Value Fund - Class R was November 1, 1998

42 ACTIVA Mutual Funds Annual Report

                                                                                 VALUE FUND - CLASS A
                                                        ----------------------------------------------------------------------
                                                               YEAR           YEAR          YEAR           YEAR           YEAR
                                                              ENDED          ENDED         ENDED          ENDED          ENDED
Per share outstanding for each year or period              12/31/01       12/31/00     12/31/993       12/31/98       12/31/97
                                                        -----------    -----------   -----------    -----------    -----------
Net Asset Value, Beginning of Period                          $7.44          $6.61         $7.18          $7.73          $7.62
Income from investment operations:
Net investment income (loss)                                   0.06           0.08          0.09           0.08           0.09
   Net realized and unrealized gains (losses)
    on securities                                             (0.59)          0.83         (0.57)          0.68           1.62
                                                        -----------    -----------   -----------    -----------    -----------
Total from investment operations                              (0.53)          0.91         (0.48)          0.76           1.71
Less Distributions:
Dividends from net investment income                           0.06           0.08          0.09           0.08           0.10
   Dividends in excess of net investment income                  --             --            --             --             --
   Distributions from capital gains                              --             --            --           1.23           1.50
                                                        -----------    -----------   -----------    -----------    -----------
Total Distributions                                            0.06           0.08          0.09           1.31           1.60
                                                        -----------    -----------   -----------    -----------    -----------
Net Asset Value, End of Period                                $6.85          $7.44         $6.61          $7.18          $7.73
Total Return4                                                -7.05%         13.82%        -6.70%         10.17%         22.50%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                               140,823,782    170,658,789   178,437,477    179,820,020    139,163,575
Ratio of expenses to average net assets5                       1.1%           1.1%          1.1%           1.0%           0.9%
Ratio of net income (loss) to average net assets               0.9%           1.1%          1.2%           1.0%           1.1%
Portfolio turnover rate                                       91.5%         113.9%        144.5%         101.1%         103.1%


                                                                            VALUE FUND - CLASS R
                                                           --------------------------------------------------
                                                                YEAR         YEAR        PERIOD          YEAR
                                                               ENDED        ENDED         ENDED         ENDED
Per share outstanding for each year or period               12/31/01     12/31/00     12/31/993     12/31/986
                                                           ---------    ---------     ---------     ---------
Net Asset Value, Beginning of Period                           $7.44        $6.60         $7.16         $8.42
Income from investment operations:
Net investment income (loss)                                    0.06         0.08          0.1           0.09
   Net realized and unrealized gains (losses)
    on securities                                              (0.58)        0.84          0.56         (0.02)
                                                           ---------    ---------     ---------     ---------
Total from investment operations                               (0.52)        0.92         (0.46)         0.07
Less Distributions:
Dividends from net investment income                            0.06         0.08           0.1           0.1
   Dividends in excess of net investment income                   --           --            --            --
   Distributions from capital gains                               --           --            --          1.23
                                                           ---------    ---------     ---------     ---------
Total Distributions                                             0.06         0.08           0.1          1.33
                                                           ---------    ---------     ---------     ---------
Net Asset Value, End of Period                                 $6.86        $7.44         $6.60         $7.16
Total Return4                                                 -6.92%       13.95%        -6.43%         7.08%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                  1,639,834    1,294,980       703,962       135,385
Ratio of expenses to average net assets5                       1.00%        1.00%         1.10%         1.00%
Ratio of net income (loss) to average net assets               1.00%        1.10%         1.30%         1.80%
Portfolio turnover rate                                       91.50%      113.90%       144.50%       101.10%

                                            43 ACTIVA Mutual Funds Annual Report

ACTIVA Financial Highlights continued

                                                                   GROWTH FUND                    INTERNATIONAL FUND
                                                       ---------------------------------  ---------------------------------
                                                             YEAR        YEAR     PERIOD        YEAR        YEAR     PERIOD
                                                            ENDED       ENDED      ENDED       ENDED       ENDED      ENDED
Per share outstanding for each year or period            12/31/01    12/31/00  12/31/992    12/31/01    12/31/00  12/31/991
                                                       ----------  ---------- ----------  ----------  ---------- ----------
Net Asset Value, Beginning of Period                        $9.76      $11.39     $10.00       $9.53      $14.20     $10.00
Income from investment operations:
Net investment income (loss)                                (0.05)      (0.05)     (0.02)      (0.01)      (0.04)     (0.03)
   Net realized and unrealized gains (losses)
    on securities                                           (2.26)      (1.22)      1.41       (2.75)      (3.59)      4.23
                                                       ----------  ---------- ----------  ----------  ---------- ----------
Total from investment operations                            (2.31)      (1.27)      1.39       (2.76)      (3.63)      4.20
Less Distributions:
Dividends from net investment income                           --          --         --          --          --         --
   Dividends in excess of net investment income                --          --         --          --          --         --
   Distributions from capital gains                            --        0.36         --          --        1.04         --
                                                       ----------  ---------- ----------  ----------  ---------- ----------
Total Distributions                                            --        0.36         --          --        1.04         --
                                                       ----------  ---------- ----------  ----------  ---------- ----------
Net Asset Value, End of Period                              $7.45       $9.76     $11.39       $6.77       $9.53     $14.20
Total Return4                                             -23.63%     -11.01%     13.80%     -28.96%     -25.31%     42.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              20,912,247  27,661,390 33,494,414  19,459,085  27,400,022 41,359,176
Ratio of expenses to average net assets5                    1.40%       1.30%      1.30%       1.70%       1.50%      1.40%
Ratio of net income (loss) to average net assets           -0.50%      -0.40%     -0.50%      -0.20%      -0.30%     -0.90%
Portfolio turnover rate                                    190.2%      111.9%      32.1%      231.5%      214.9%      87.6%

1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4 Total return does not reflect the effect of the sales charge in the years before 1998

5    1999 ratio includes a one time organization expense.

6    The inception date for Value Fund - Class R was November 1, 1998

44 ACTIVA Mutual Funds Annual Report


ACTIVA Independent Auditors' Report


To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Money Market, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 28, 2002


                                            ACTIVA Mutual Funds Annual Report 45

LOGO: ACTIVA Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM


                                                               Printed in U.S.A.